UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period:  September 30, 2023

Item 1. Reports to Stockholders.

(a)

Chase
Growth Fund

Annual Report
Dated September 30, 2023

Chase Investment Counsel Corporation
350 Old Ivy Way
Suite 100
Charlottesville, Virginia 22903

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfund.com

Chase Growth Fund

November 3, 2023

Dear Fellow Shareholder:

We are pleased to present our annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) (a “Fund”) for the fiscal year ended September 30, 2023. As of September 30, 2023, over 1,600 shareholders had $63 million invested in both classes of the Chase Growth Fund. We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 4, 2023 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates. Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

Returns for the periods ended September 30, 2023, are summarized below.

Chase Growth Fund Class N (CHASX)

		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/23	9/30/23	(12/2/97)
	9/30/23	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Class N (CHASX)	+15.77%	+6.09%	+10.12%	+7.84%
S&P 500® Index	+21.62%	+9.92%	+11.91%	+7.90%
Lipper Multi-Cap Growth Funds Index	+20.06%	+7.77%	+10.86%	+7.43%

Chase Growth Fund Institutional Class (CHAIX)
		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/23	9/30/23	(1/29/07)
	9/30/23	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Institutional Class (CHAIX)	+15.94%	+6.18%	+10.28%	+8.01%
S&P 500® Index	+21.62%	+9.92%	+11.91%	+9.02%
Lipper Multi-Cap Growth Funds Index	+20.06%	+7.77%	+10.86%	+8.94%

Gross Expense Ratio: Class N 1.32%, Institutional Class 1.17%, as of the Fund’s most recently filed registration statement.

Expense Caps*: Class N 1.14%, Institutional Class 0.99%, as of the Fund’s most recently filed registration statement.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfund.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

*
Chase Investment Counsel Corporation (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to limit Total Annual Fund Operating Expenses (excluding AFFE, taxes, interest expenses, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to 0.99% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least January 27, 2024 and may be terminated only by the Trust’s Board of Trustees. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap.

Chase Growth Fund

Following a weak year in calendar 2022, equity markets in the United States have been mixed year-to-date 2023. Although the S&P 500 Index (“S&P 500”) is up 13.1%, the Dow Jones Index has risen only 2.7%. While growth stock indices such as the Russell 1000® Growth Index remain up significantly through October 31st, value indices such as the Russell 1000® Value Index have barely budged. Much of the growth indices performance so far this year has been due to the seven largest stocks by market capitalization in the S&P 500 Index. These stocks (dubbed the Magnificent Seven) are Apple, Alphabet, Amazon, Microsoft, Meta Platforms, Nvidia and Tesla. Through September 30th, this group of stocks rose 55%. The rest of the S&P 500 was up less than 2.0%. In addition, markets are continuing to grapple with the level and direction of interest rates. As of October 19, many rates are at highs not seen in more than a decade. However, there is some hope that Federal Reserve bankers are near the end of their plans to raise rates to curb inflation. With the beginning of the Hamas-Israel war in mid-October, investors have a new set of risks to consider. As a reminder, our investment process is dynamic and should guide us into stocks that we believe will fare well in this environment.

As noted above, year-to-date market returns have been substantially affected by style as growth stocks have outperformed value stocks by a wide margin. Through October 19th, the Russell 1000® Growth Index was up 26.1% while the Russell 1000® Value Index was down -0.10%. Eight of the S&P 500’s 11 sectors were positive for the year through September 30th, with communications services, consumer discretionary and information technology the leaders.

Two of the biggest conundrums confronting investors today are the level and direction of both corporate earnings and interest rates. Federal Reserve bankers have raised short-term rates eleven times since March 2022 and may do so one or two more times before year-end. The rate hikes were designed to curb inflation. It looks like they are working as the Consumer Price Index (CPI) is down from a peak of 9.1% in June 2022 to 3.7% in September 2023. And although we may be near the end of rising interest rates, the phrase “higher for longer” is prominent in market discussions these days – meaning we may go well into 2024 or beyond before we see the FED reduce short-term rates.

According to S&P Capital IQ, the most recent estimate for S&P 500 earnings this year is $217.26. Third-quarter 2023 earnings coming out so far seem to be in-line with consensus. This late in the year, the bigger question is what 2024’s earnings will look like. On October 19, S&P Capital IQ’s consensus estimate for S&P 500 earnings is $244.21, a 12.4% increase over 2023 levels. This seems optimistic. The 2024 numbers will show the full effects of rising interest rates, labor, and energy costs.

The following is a discussion of the components and drivers of the performance of the Fund, as well as how the characteristics of the underlying stocks compare with those in the S&P 500.

On September 30, 2023, the Chase Growth Fund owned 40 stocks ranging in market capitalization from $2.6 billion (CBIZ Inc.) to $2,676.7 billion (Apple, Inc.).

For the last 12 months ended September 30, 2023, the Chase Growth Fund trailed both the S&P 500 and the Lipper Multi-Cap Growth Funds Index. Our performance was hurt by our underweight positions in the communication services and technology sectors but helped by our underweight positions in the consumer staples, health care, real estate, and utilities sectors. Stock selection detracted from performance in the communication services, consumer staples, health care, industrials, and materials sectors, but helped performance in the consumer discretionary sector. For the twelve months ended September 30, 2023, our five best performing stocks were NVIDIA Corporation +199.6%, Arch Capital Group Ltd. +74.5%, Vertiv Holdings Co. +65.8%, Deckers Outdoor Corp. +49.9%, and Howmet Aerospace, Inc. +48.9%. Our five worst performing stocks were Chart Industries, Inc. -31.4%, Generac Holdings, Inc. -27.2%, Enphase Energy, Inc. -22.4%, Tesla, Inc. -20.9%, and Surgery Partners, Inc. -20.1%.

NVIDIA Corporation, Arch Capital Group Ltd. and Vertiv Holdings Co. have been highly successful stocks for us since their purchase. NVIDIA is a maker of graphics processing units (GPUs) which help computers to render graphics

Chase Growth Fund

and videos, but other uses found for them include neural networks and cryptocurrency mining. As more businesses are shifting towards the cloud, the company is benefiting from the need for datacenters. In addition, by applying the company’s GPUs in artificial intelligence models, NVIDIA is expanding its base in previously untapped markets like automotive, health care, and manufacturing. This has caused earnings estimates for this year to more than double.

Arch Capital Group Ltd. offers insurance, reinsurance, and mortgage insurance. The company has a great track record of net premiums written, and a number of prudent acquisitions has helped it to expand internationally, add capabilities, and diversify its business. Arch Capital’s insurance segment should continue to witness significant growth from strong performing professional liability, including cyber, as well as a strong increase in travel lines. In addition, rising interest rates are expected to deliver an increased level of investment income to help boost the bottom line.

Vertiv Holdings Co. provides power and thermal management solutions to datacenters. The company holds the first or second positions in all its end markets and has working relationships with key customers like Amazon, Google, IBM, Equinix, TechData, and Alibaba. As more businesses shift toward the cloud, Vertiv Holdings has seen strong demand for their products which ensure that datacenters are able to stay up and running even during times of power outages or extreme heat. Strong sales have resulted in earnings estimates for this year now being triple what they were last year.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the S&P 500. Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 18% vs. 16% for the S&P 500. They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2023 of 27% vs. 10%, and higher revenue growth of 27% vs. 19%. Despite the stronger EPS growth characteristics, they have sold at only modestly higher price-earnings ratios (“P/E”) than the S&P 500 (25.6X vs. 24.8X) based on 2023 estimated earnings. Relative to their growth rates, we believe our stocks are reasonably priced, selling at 1.40 times their five-year historical growth rates compared to 1.58 times for the S&P 500 and 0.95 times their projected one-year growth rates compared to 2.62 times for the S&P 500.

September 30, 2023	CHASE GROWTH FUND STOCKS VS. S&P 500® INDEX

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2023) is a prediction of future results for the Fund or companies held in the Fund's portfolio.

Market Outlook

The third quarter earnings season of 2023 is upon us. According to Credit-Suisse, as of October 20th, about 17% of the S&P 500 have reported results. So far, 73% of reporting companies have exceeded earnings estimates and 66% have had positive revenue surprises. Overall, analysts expect third-quarter S&P 500 earnings to be slightly down from 2022 levels.

Chase Growth Fund

As of November 1, we will be in the seasonally stronger six months of the year for equity markets. Although there are always many issues to watch, this year’s list seems longer than normal. It includes guesses as to when the Federal Reserve will end its tightening policy, where inflation is headed, whether we will face a recession in 2024 or not at all. With the Hamas-Israeli war starting in mid-October, as well as the continuation of the Russia-Ukraine war, global turmoil is increasing. There are also continued fears of turmoil involving China and Taiwan, and in the Mid-East.

On October 20, S&P Capital IQ estimated that S&P 500 earnings for 2023 will be $217.26 per share. This values the index at 19.5x estimated earnings compared to five and 10-year average price/earnings multiples of 18.7x and 17.5x, respectively. Using next year’s S&P 500 estimate of $244.21 makes the index more attractive at 17.4x earnings. One should take the earnings estimates with a large grain of salt, however. It is likely they may be revised downward as we see third quarter 2023 figures and guidance.

As is our long-term philosophy, we continue to pay special attention to companies that we believe can continue to grow earnings and revenues in a challenging environment. Should you have any questions or need additional information, please call us on 800-293-9104.

TOP 10 HOLDINGS

Chase Growth Fund	% of Net Assets
1. Microsoft Corp.	5.3%
2. Alphabet, Inc.	4.7%
3. NVIDIA Corp.	4.4%
4. Amazon.com, Inc.	4.2%
5. Visa, Inc.	3.9%
6. Apple, Inc.	3.8%
7. Cisco Systems, Inc.	3.7%
8. Booking Holdings, Inc.	3.5%
9. Fiserv, Inc.	3.1%
10. Berkshire Hathaway, Inc.	3.0%

Peter W. Tuz, CFA, CFP®	Robert “Buck” C. Klintworth, CMT, CFP®
President & Director	Senior Vice President

Chase Growth Fund

Must be preceded or accompanied by a prospectus. Please refer to the prospectus for further details.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Chase Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Chase Growth Fund may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, should not be considered investment advice or a recommendation to buy or sell any security, and any forecasts or projections made cannot be guaranteed.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Multi-Cap Growth Funds Index measures the performance of 30 of the largest funds in the multi-cap growth category as tracked by Lipper, Inc.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment.

The Dow Jones Industrial Average, Dow Jones, or simply the Dow, is a stock market index of 30 prominent companies listed on stock exchanges in the United States.

You cannot invest directly in an index.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the Fund.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is and is calculated by taking the price of a stock divided by its earnings per share.

Please note the Chase Growth Fund does not have any sales charges but management fees and other expenses still apply.

Fee waivers are in effect for the Chase Growth Fund. In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security. Please refer to the schedule of investments for more information.

The Chase Growth Fund is distributed by Quasar Distributors, LLC.

Chase Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Growth Fund

EXPENSE EXAMPLE at September 30, 2023 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/23 – 9/30/23).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/23	9/30/23	4/1/23 – 9/30/23*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,024.10	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52

*
Expenses are equal to the annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/23	9/30/23	4/1/23 – 9/30/23*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,025.60	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01

*
Expenses are equal to the annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the
Chase Growth Fund – Class N Shares versus the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index

	One	Five	Ten
Average Annual Total Return as of Sept. 30, 2023	Year	Years	Years
Chase Growth Fund - Class N Shares	15.77%	6.09%	10.12%
Chase Growth Fund - Institutional Class	15.94%	6.18%	10.28%
S&P 500® Index	21.62%	9.92%	11.91%
Lipper Multi-Cap Growth Funds Index	20.06%	7.77%	10.86%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfund.com.

Returns reflect reinvestment of dividends and capital gains distributions. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Multi-Cap Growth Funds Index measures the performance of 30 of the largest funds in the multi-cap growth category as tracked by Lipper, Inc. The index is comprised of funds that invest at least 75% of their equity assets in companies with any market capitalization over an extended period of time. Multi-cap growth funds typically have above average characteristics compared to the S&P SuperComposite 1500 Index.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2023

Shares	COMMON STOCKS – 98.1%	Value
	Asset Management – 2.5%
15,393	Ares Management Corp.	$1,583,478

	Auto/Auto Parts – 1.5%
1,050	O’Reilly Automotive, Inc. (a)	954,303

	Biotechnology – 1.8%
3,208	Vertex Pharmaceuticals, Inc. (a)	1,115,550

	Brokerage – 2.2%
16,073	Interactive Brokers Group, Inc. – Class A	1,391,279

	Building – 4.0%
7,135	Comfort Systems USA, Inc.	1,215,875
3,166	Martin Marietta Materials, Inc.	1,299,580
		2,515,455
	Building Products – 3.6%
6,623	Eagle Materials Inc.	1,102,862
5,443	EMCOR Group, Inc.	1,145,153
		2,248,015
	Business Services – 1.5%
17,911	CBIZ, Inc. (a)	929,581

	Computer – Networking – 6.2%
8,821	Arista Networks, Inc. (a)	1,622,446
42,531	Cisco Systems, Inc.	2,286,467
		3,908,913
	Computer Hardware – 3.8%
13,723	Apple, Inc.	2,349,515

	Computer Software – 13.7%
9,306	CrowdStrike Holdings, Inc. (a)	1,557,638
10,561	Microsoft Corp.	3,334,636
4,711	Salesforce, Inc. (a)	955,297
12,466	SAP SE – ADR	1,612,103
5,093	Workday, Inc. – Class A (a)	1,094,231
		8,553,905
	Electrical Equipment – 2.1%
34,873	Vertiv Holdings Co.	1,297,275

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Shares		Value
	Energy, Oil & Gas Exploration & Production – 1.7%
17,398	Imperial Oil Ltd.	$1,071,543

	Engineering/Construction – 2.4%
8,003	Quanta Services, Inc.	1,497,121

	Finance/Information Services – 9.7%
16,887	Fiserv, Inc. (a)	1,907,555
6,496	FLEETCOR Technologies, Inc. (a)	1,658,689
10,709	Visa, Inc. – Class A	2,463,177
		6,029,421
	Financial Services – Diversified – 4.6%
5,329	Berkshire Hathaway, Inc. – Class B (a)	1,866,749
15,624	Loews Corp.	989,155
		2,855,904
	Footwear – 2.1%
2,540	Deckers Outdoor Corp. (a)	1,305,789

	Health Care Distribution – 1.6%
2,285	McKesson Corp.	993,632

	Health Care Services – 1.7%
4,341	Medpace Holdings, Inc. (a)	1,051,086

	Insurance – Property/Casualty/Title – 1.8%
13,797	Arch Capital Group Ltd. (a)	1,099,759

	Internet Retail – 7.7%
20,670	Amazon.com, Inc. (a)	2,627,571
714	Booking Holdings, Inc. (a)	2,201,940
		4,829,511
	Internet Software & Services – 4.7%
22,588	Alphabet, Inc. – Class A (a)	2,955,866

	Machinery – 1.9%
29,114	Flowserve Corp.	1,157,864

	Medical System/Equipment – 1.5%
10,623	Haemonetics Corp. (a)	951,608

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2023, Continued

Shares		Value
	Retail – Discount – 3.7%
8,168	Ross Stores, Inc.	$922,576
15,713	TJX Companies, Inc.	1,396,571
		2,319,147
	Semiconductors – 6.1%
1,313	Broadcom, Inc.	1,090,552
6,287	NVIDIA Corp.	2,734,782
		3,825,334
	Shipping – 1.7%
13,150	Kirby Corp. (a)	1,088,820

	Steel – 2.3%
31,320	Howmet Aerospace, Inc.	1,448,550
	Total Common Stocks (Cost $48,870,329)	61,328,224

	MONEY MARKET FUND – 2.0%
1,245,064	Invesco STIT Treasury Portfolio, Institutional Class, 5.26% (b)	1,245,064
	Total Money Market Fund (Cost $1,245,064)	1,245,064
	Total Investments (Cost $50,115,393) – 100.1%	62,573,288
	Liabilities in Excess of Other Assets – (0.1)%	(67,870)
	Total Net Assets – 100.0%	$62,505,418

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Rate shown represents the 7-day annualized yield as of September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2023

ASSETS
Investments in securities, at value (identified cost $50,115,393)	$62,573,288
Receivables
Fund shares issued	350
Dividends and interest	21,061
Dividend tax reclaim	9,521
Prepaid expenses	13,959
Total assets	62,618,179

LIABILITIES
Payables
Due to Adviser	26,683
Fund shares redeemed	20,007
Audit fees	22,500
Shareholder servicing fees	2,948
Administration and fund accounting fees	17,488
Transfer agent fees and expenses	11,028
Custody fees	1,920
Legal fees	2,263
Chief Compliance Officer fee	2,500
Printing and mailing expense	4,107
Trustee fees and expenses	53
Accrued expenses	1,264
Total liabilities	112,761
NET ASSETS	$62,505,418

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2023, Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$31,044,036
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,701,702
Net asset value, offering and redemption price per share(1)	$11.49
Institutional Class Shares
Net assets applicable to shares outstanding	$31,461,382
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,537,762
Net asset value, offering and redemption price per share(1)	$12.40

COMPONENTS OF NET ASSETS
Paid-in capital	$46,617,604
Total distributable earnings	15,887,814
Net assets	$62,505,418

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENT OF OPERATIONS For the Year Ended September 30, 2023

INVESTMENT INCOME
Income
Dividends (net of foreign tax and issuance fees withheld of $16,031)	$439,890
Interest	92,887
Total income	532,777

Expenses
Advisory fees (Note 4)	474,672
Administration and fund accounting fees (Note 4)	104,774
Transfer agent fees and expenses (Note 4)	68,257
Shareholder servicing fees – Class N Shares (Note 5)	33,996
Registration fees	33,180
Audit fees	22,500
Trustees fees and expenses	16,822
Chief Compliance Officer fee (Note 4)	15,000
Custody fees (Note 4)	12,997
Printing and mailing expense	12,889
Legal fees	8,485
Insurance expense	2,917
Miscellaneous	9,660
Total expenses	816,149
Less: fees waived by Adviser (Note 4)	(155,587)
Net expenses	660,562
Net investment loss	(127,785)

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain from:
Investments	3,582,716
Foreign currency	25
Net change in unrealized appreciation/(depreciation) on:
Investments	5,670,825
Foreign currency	2
Net realized and unrealized gain on investments and foreign currency	9,253,568
Net Increase in Net Assets Resulting from Operations	$9,125,783

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2023	Sept. 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(127,785)	$113,949
Net realized gain from:
Investments	3,582,716	4,445,105
Foreign currency	25	386
Net change in unrealized appreciation/(depreciation) on:
Investments	5,670,825	(17,625,199)
Foreign currency	2	(22)
Net increase/(decrease) in net assets
resulting from operations	9,125,783	(13,065,781)

DISTRIBUTIONS TO SHAREHOLDERS
Class N Shares	(1,585,558)	(7,384,748)
Institutional Class Shares	(1,432,158)	(6,419,507)
Total distributions to shareholders	(3,017,716)	(13,804,255)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(2,386,116)	5,771,034
Total increase/(decrease) in net assets	3,721,951	(21,099,002)

NET ASSETS
Beginning of year	58,783,467	79,882,469
End of year	$62,505,418	$58,783,467

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

Class N Shares
	Year Ended Sept. 30, 2023		Year Ended Sept. 30, 2022

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	70,589	$792,498	119,097	$1,580,582
Shares issued on reinvestments
of distributions	138,150	1,486,491	506,876	6,934,064
Shares redeemed*	(427,542)	(4,821,747)	(426,424)	(5,517,038)
Net increase/(decrease)	(218,803)	$(2,542,758)	199,549	$2,997,608
* Net of redemption fees of		$393		$269

Institutional Class Shares
	Year Ended Sept. 30, 2023		Year Ended Sept. 30, 2022

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	118,321	$1,395,497	92,566	$1,326,081
Shares issued on reinvestments
of distributions	113,377	1,315,172	397,076	5,829,080
Shares redeemed*	(211,869)	(2,554,027)	(319,202)	(4,381,735)
Net increase	19,829	$156,642	170,440	$2,773,426
* Net of redemption fees of		$385		$248

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.45	$15.33	$13.21	$13.01	$14.66
Income from investment operations:
Net investment income/(loss)(1)	(0.03)	0.01	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain/(loss)
on investments and foreign currency	1.64	(2.12)	3.21	1.66	(0.18)
Total from investment operations	1.61	(2.11)	3.18	1.61	(0.23)
Less distributions:
From net realized gain on investments	(0.57)	(2.77)	(1.06)	(1.41)	(1.42)
Total distributions	(0.57)	(2.77)	(1.06)	(1.41)	(1.42)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$11.49	$10.45	$15.33	$13.21	$13.01
Total return	15.77%	-18.05%	25.25%	13.45%	-0.32%
Ratios/supplemental data:
Net assets, end of year (thousands)	$31,044	$30,523	$41,715	$37,914	$32,593
Ratio of expenses to average net assets:
Before fee waiver	1.35%	1.27%	1.26%	1.29%	1.23%
After fee waiver	1.10%	1.09%	1.14%	1.25%	1.23%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	(0.50%)	(0.07%)	(0.32%)	(0.47%)	(0.37%)
After fee waiver	(0.25%)	0.11%	(0.20%)	(0.43%)	(0.37%)
Portfolio turnover rate	121.88%	122.57%	94.19%	145.44%	106.29%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$11.22	$16.26	$13.94	$13.64	$15.29
Income from investment operations:
Net investment income/(loss)(1)	(0.02)	0.03	(0.01)	(0.04)	(0.04)
Net realized and unrealized gain/(loss)
on investments and foreign currency	1.77	(2.30)	3.39	1.75	(0.19)
Total from investment operations	1.75	(2.27)	3.38	1.71	(0.23)
Less distributions:
From net realized gain on investments	(0.57)	(2.77)	(1.06)	(1.41)	(1.42)
Total distributions	(0.57)	(2.77)	(1.06)	(1.41)	(1.42)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$12.40	$11.22	$16.26	$13.94	$13.64
Total return	15.94%	-17.99%	25.36%	13.57%	-0.30%
Ratios/supplemental data:
Net assets, end of year (thousands)	$31,461	$28,260	$38,167	$31,991	$36,312
Ratio of expenses to average net assets:
Before fee waiver	1.24%	1.17%	1.16%	1.18%	1.15%
After fee waiver	0.99%	0.99%	1.04%	1.14%	1.15%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	(0.40%)	0.03%	(0.21%)	(0.34%)	(0.29%)
After fee waiver	(0.15%)	0.21%	(0.09%)	(0.30%)	(0.29%)
Portfolio turnover rate	121.88%	122.57%	94.19%	145.44%	106.29%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023

NOTE 1 – ORGANIZATION

The Chase Growth Fund (the “Fund”) is a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund is a diversified fund. The investment objective of the Growth Fund is growth of capital. The Fund offers Class N shares which commenced operations on December 2, 1997 and Institutional Class shares which commenced operations on January 29, 2007. Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class. Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

All classes of the Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents. Institutional Class shares of the Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Fund exceeds $500,000.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Common expenses of the Trust are typically allocated among the funds in the Trust based on the fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2023, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Total Distributable Earnings	Paid-in Capital
$(24,970)	$24,970

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

F.
Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 60 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

G.
REITs: The Fund can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 12 for information on a subsequent event regarding changes to the Board of Trustees.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment adviser, Chase Investment Counsel Corporation (“Adviser”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,955,866	$—	$—	$2,955,866
Consumer Discretionary	9,408,749	—	—	9,408,749
Energy	1,071,543	—	—	1,071,543
Financials	12,959,841	—	—	12,959,841
Health Care	4,111,877	—	—	4,111,877
Industrials	9,780,240	—	—	9,780,240
Materials	2,402,442	—	—	2,402,442
Technology	18,637,666	—	—	18,637,666
Total Common Stocks	61,328,224	—	—	61,328,224
Money Market Fund	1,245,064	—	—	1,245,064
Total Investments	$62,573,288	$—	$—	$62,573,288

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides the Fund with investment management services under the Fund’s investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended September 30, 2023, the advisory fees incurred by the Fund are disclosed in the statement of operations.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive a portion of its management fees and pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, extraordinary expenses, shareholder servicing fees or any other class-specific expenses) do not exceed 0.99% of the Fund’s average daily net assets through at least January 27, 2024. Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2023, the Adviser reduced its fees in the amount of $155,587. The Adviser may recapture portions of the amounts shown below no later than the corresponding dates.

Expiration	Amount
9/30/24	$91,200
9/30/25	130,664
9/30/26	155,587
$377,451

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2023, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund’s Class N shares may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Class N shares. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended September 30, 2023, the shareholder servicing fees incurred under the Agreement by the Fund’s Class N shares are disclosed in the statement of operations.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $74,830,603 and $78,187,594, respectively. There were no purchases or sales of U.S. government securities.

NOTE 7 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $8,000,000. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A. During the year ended September 30, 2023, the Fund did not draw on its line of credit. At September 30, 2023, the Fund had no outstanding loan amounts.

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the years ended September 30, 2023 and September 30, 2022 was as follows:

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Ordinary income	$ —	$ 3,295,309
Long-term capital gains	3,017,716	10,508,946

As of September 30, 2023, the components of capital on a tax basis were as follows:

Cost of investments (a)	$50,115,393
Gross unrealized appreciation	12,932,025
Gross unrealized depreciation	(474,130)
Net unrealized appreciation (a)	12,457,895
Net unrealized depreciation on currency	(20)
Undistributed ordinary income	—
Undistributed long-term capital gains	3,429,939
Total distributable earnings	3,429,939
Total accumulated earnings/(losses)	$15,887,814

(a)	The book-basis and tax-basis net unrealized appreciation is the same.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•
Medium-Cap Companies Risk – Investing in securities of medium-capitalization companies may involve greater volatility than investing in larger companies because medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Large-Cap Companies Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small-Cap Companies Risk – Investments in smaller or unseasoned companies involve much greater risk than investments in larger, more established companies due to smaller companies being more likely to experience unexpected fluctuations in prices. This is due to the higher degree of uncertainty in a small-cap company’s growth prospects, the lower degree of liquidity in the market for small-cap stocks, and the greater sensitivity of small-cap companies to changing economic conditions.

•
Depositary Receipt Risk – Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Investments in foreign securities may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. When the Fund invests in depositary receipts as

Chase Growth Fund

NOTES TO FINANCIAL STATEMENTS at September 30, 2023, Continued

a substitute for an investment directly in the underlying foreign shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the underlying foreign shares.

•
Foreign Securities Risk – Foreign securities are subject to special risks in addition to those of issuers located in the U.S. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of the Fund as of September 30, 2023:

Shareholder	Percent of Shares Held
Charles Schwab & Co.	32.44%

NOTE 11 – CHANGES TO TRUST OFFICERS

At a meeting held on June 22-23, 2023, the Board of Trustees of the Trust appointed Ms. Lillian A. Kabakali as the Assistant Secretary of the Trust, effective July 10, 2023. Effective July 20, 2023, Mr. Michael L. Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board of Trustees of the Trust appointed Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

NOTE 12 – SUBSEQUENT EVENT– CHANGES TO BOARD OF TRUSTEES

Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board of Trustees of the Trust (the “Board”) to attend to health-related matters. At the recommendation of the Nominating and Governance Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Nominating and Governance Committee of the Board.

Chase Growth Fund

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Chase Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2023

Chase Growth Fund

NOTICE TO SHAREHOLDERS at September 30, 2023 (Unaudited)

For the year ended September 30, 2023, the Fund designated $3,017,716 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Tax Cuts and Jobs Act of 2017. For the year ended September 30, 2023, the percentage of dividends declared from net investment income designated as qualified dividend income in the Fund was 0%.

For corporate shareholders in the Fund the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2023 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-888-861-7556.

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and Length		Complex	Directorships
Name, Address	Held with	of Time	Principal Occupation	Overseen by	Held During
and Age	the Trust(4)	Served*	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)
David G. Mertens	Trustee	Indefinite	Partner and Head of Business	1	Trustee, Advisors
(age 63)		term; since	Development, QSV Equity		Series Trust
615 E. Michigan Street		March 2017.	Investors, LLC, (formerly		(for series not
Milwaukee, WI 53202			known as Ballast Equity		affiliated with
			Management, LLC) (a privately-		the Fund).
held investment advisory firm)
(February 2019 to present);
Managing Director and Vice
President, Jensen Investment
Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	1	Trustee, Advisors
(age 76)		term; since	President, CEO, U.S. Bancorp		Series Trust
615 E. Michigan Street		September	Fund Services, LLC, and its		(for series not
Milwaukee, WI 53202		2008.	predecessors, (May 1991 to		affiliated with
			July 2017).		the Fund).

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and Length		Complex	Directorships
Name, Address	Held with	of Time	Principal Occupation	Overseen by	Held During
and Age	the Trust(4)	Served*	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)
Raymond B. Woolson	Chairman	Indefinite	President, Apogee Group, Inc.	1	Trustee, Advisors
(age 64)	of the	term; since	(financial consulting firm)		Series Trust
615 E. Michigan Street	Board	January 2020.	(1998 to present).		(for series not
Milwaukee, WI 53202					affiliated with
	Trustee	Indefinite			the Fund);
		term; since			Independent
		January 2016.			Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Income Solutions
Fund, and
DoubleLine Yield
Opportunities
Fund from 2010
to present;
Independent
Trustee,
DoubleLine ETF
Trust (an open-
end investment
company with
2 portfolios) from
March 2022
to present.

Michele Rackey	Trustee	Indefinite	Chief Executive Officer,	1	Trustee, Advisors
(age 64)		term; since	Government Employees Benefit		Series Trust
615 E. Michigan Street		January 2023.	Association (GEBA) (benefits and		(for series not
Milwaukee, WI 53202			wealth management organization)		affiliated with
			(2004 to 2020); Board Member,		the Fund).
Association Business Services Inc.
(ABSI) (for-profit subsidiary of the
American Society of Association
Executives) (2019 to 2020).

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 54)	Chief	term; since	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	December
Milwaukee, WI 53202	Officer and	2018.
Principal
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and Administration,
(age 52)	President,	term; since	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street	Treasurer and	January
Milwaukee, WI 53202	Principal	2023.
Financial
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 62)	Treasurer	term; since	U.S. Bank Global Fund Services (October 1998 to present).
615 E. Michigan Street		January
Milwaukee, WI 53202		2023.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 41)	Treasurer	term; since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December
Milwaukee, WI 53202		2018.

Joseph R. Kolinsky	Vice	Indefinite	Vice President, U.S. Bank Global Fund Services
(age 52)	President,	term; since	(May 2023 to present); Chief Compliance Officer,
2020 E. Financial Way,	Chief	July	Chandler Asset Management, Inc. (2020 to 2022); Director,
Suite 100	Compliance	2023.	Corporate Compliance, Pacific Life Insurance Company
Glendora, CA 91741	Officer and		(2018 to 2019).
AML Officer

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 55)	President	term; since	(July 2007 to present).
2020 E. Financial Way,	and Secretary	September
Suite 100		2019.
Glendora, CA 91741

Chase Growth Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers
Lillian A. Kabakali	Assistant	Indefinite	Vice President, U.S. Bank Global Fund Services
(age 42)	Secretary	term; since	(April 2023 to present); Vice President, Compliance, Guggenheim
2020 E. Financial Way,		July	Partners Investment Management Holdings, LLC (April 2019 to
Suite 100		2023.	April 2023); Senior Associate, Compliance, Guggenheim
Glendora, CA 91741			Partners Investment Management Holdings, LLC
(January 2018 to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board of Trustees of the Trust (the “Board”) to attend to health-related matters. At the recommendation of the Nominating and Governance Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Nominating and Governance Committee of the Board.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-888-861-7556 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Chase Growth Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Adviser
Chase Investment Counsel Corporation
350 Old Ivy Way, Suite 100
Charlottesville, VA  22903

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
Audit Fees	$18,900	$18,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   12/6/2023

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial
Officer

Date   12/8/2023

* Print the name and title of each signing officer under his or her signature.